Exhibit 99.1
For Immediate Release
Contact:
Debi Neary Ethridge
Vice President, Finance & Investor Relations
dethridge@lodgian.com
(404) 365-2719
Lone Star Funds Contact:
Ed Trissel / Jim Shaughnessy
Joele Frank, Wilkinson Brimmer Katcher
etrissel@joelefrank.com / jshaughnessy@joelefrank.com
(212) 335-4449
Lodgian to be Acquired by Lone Star Funds
     ATLANTA, Ga., January 22, 2010—Lodgian, Inc. (NYSE Alternext US:LGN), one of the nation’s largest independent hotel owners and operators, today announced it has entered into a definitive agreement to be acquired by an affiliate of Lone Star Funds (“Lone Star”), in a transaction valued at approximately $270 million, including assumed debt.
     Under the terms of the agreement, Lone Star will acquire all of the outstanding common stock of Lodgian for $2.50 per share in an all-cash transaction. The price represents a premium of approximately 67.2 percent over Lodgian’s average closing share price during the trading period of one calendar month prior to January 15, 2010 and 64.3 percent over Lodgian’s average closing share price during the trading period of six calendar months prior to January 15, 2010.
     Lodgian’s Board of Directors has unanimously approved the merger agreement and has recommended approval of the transaction by Lodgian shareholders.

Lodgian

     “After careful consideration, and with the assistance of our advisors, Lodgian’s Board of Directors determined that a transaction with Lone Star will provide meaningful value and liquidity to our shareholders,” said Daniel E. Ellis, Lodgian president and chief executive officer. “We believe that Lone Star brings considerable real estate experience and financial strength to our assets, and we look forward to working with Lone Star to transition the business as smoothly as possible.”
     “We are pleased to welcome Lodgian to the Lone Star family and look forward to working with their talented team to integrate the business into our portfolio,” said Lone Star Funds’ Andre Collin, Senior Managing Director, Real Estate Americas. “This is a diverse and well-managed hotel business that will complement our existing real estate assets.”
     This transaction is not subject to a financing condition, and the purchase price is fully committed. The transaction is expected to close during the second quarter of 2010, subject to approval of Lodgian shareholders at a special meeting and satisfaction of customary closing conditions.
     Certain shareholders of Lodgian holding 26.8 percent of the total outstanding common shares have entered into voting agreements under which they have agreed to vote their shares in favor of the merger.
     Genesis Capital LLC acted as a financial advisor to Lodgian, and Houlihan Lokey Howard & Zukin Financial Advisors, Inc. has provided a fairness opinion to the Board of Directors of Lodgian. King & Spalding LLP is acting as legal counsel to Lodgian, and Hunton & Williams LLP is acting as legal counsel to Lone Star. Dana Ciraldo, previously affiliated with Hodges Ward Elliott, is acting as financial advisor to Lone Star.

Lodgian

About Lone Star Funds
     Lone Star is a global investment firm that acquires debt and equity assets including corporate, commercial real estate, single-family residential, and consumer debt products, as well as banks and asset-rich operating companies requiring rationalization. Since the establishment of its first fund in 1995, the principals of Lone Star have organized private equity funds totaling approximately $24 billion of capital that has been invested globally through Lone Star’s worldwide network of affiliate offices.
About Lodgian
     Lodgian is one of the nation’s largest independent hotel owners and operators. The company currently owns and manages a portfolio of 34 hotels with 6,401 rooms located in 20 states. Of the company’s 34-hotel portfolio, 16 are InterContinental Hotels Group brands (Crowne Plaza, Holiday Inn, and Holiday Inn Express), 12 are Marriott brands (Marriott, Courtyard by Marriott, SpringHill Suites by Marriott, Residence Inn by Marriott and Fairfield Inn by Marriott), two are Hilton brands, and four are affiliated with other nationally recognized franchisors including Starwood, Wyndham and Carlson. For more information about Lodgian, visit the company’s website: www.lodgian.com.
Additional Information and Where to Find it
     In connection with the proposed merger and required shareholder approval, Lodgian will file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LODGIAN AND THE MERGER. Investors and security holders may obtain free copies of

Lodgian

these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, the documents filed by Lodgian with the SEC may be obtained free of charge by contacting Lodgian, Inc., Attn: Investor Relations, 3445 Peachtree Rd. NE, Suite 700, Atlanta, Georgia, 30326. Our filings with the SEC are also available on our website at www.lodgian.com.
Participants in the Solicitation
     Lodgian and its officers and directors may be deemed to be participants in the solicitation of proxies from Lodgian’s shareholders with respect to the merger. Information about Lodgian’s officers and directors and their ownership of Lodgian’s common shares is set forth in the proxy statement for Lodgian’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Lodgian and its respective officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.
Forward-Looking Statements
     This press release contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger with Lone Star, Lodgian’s negotiations with special servicers and lenders, optional maturity extensions, property dispositions, future financial position, business strategy, projected performance and financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Lodgian and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the company’s ability to control or predict. Such factors include, but are not limited to, the effects of regional, national and international economic conditions, our ability to refinance or extend maturing mortgage indebtedness, competitive conditions in the lodging industry and increases in room supply, requirements of franchise agreements (including the right of franchisors to

Lodgian

immediately terminate their respective agreements if we breach certain provisions), our ability to complete planned hotel dispositions, the effects of unpredictable weather events such as hurricanes, the financial condition of the airline industry and its impact on air travel, the effect of self-insured claims in excess of our reserves and our ability to obtain adequate insurance at reasonable rates, and other factors discussed under Item IA (Risk Factors) in Lodgian’s Form 10-K for the year ended December 31, 2008, and as updated in our Forms 10-Q for the quarters ended March 31 and June 30, 2009. We assume no duty to update these statements.
     Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Lodgian or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.
# # #